Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 2/17/04


Blended Coupon 6.6788%


Excess Protection Level
3 Month Average   5.71%
May, 2000   5.75%
April, 2000   5.45%
March, 2000   5.93%


Cash Yield19.29%


Investor Charge Offs 4.66%


Base Rate 8.88%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,987,826,445.03